UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Whiting Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

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On July 14, 2014, Whiting Petroleum Corporation made the following presentation available on its website.

This Highly Strategic Combination • Creates Largest Bakken / Three Forks Producer • Drives Higher Growth • Drives Better Metrics July 2014 ENERGY + TECHNOLOGY = GROWTH

Forward-Looking Statements
This communication contains statements that Whiting Petroleum Corporation (“Whiting”) and Kodiak Oil &
Gas Corp. (“Kodiak”) believe to be “forward-looking statements” within the meaning of Section 21E of the
Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of the proposed transaction to Whiting and Kodiak and their shareholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.
These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of
Whiting or Kodiak; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s  Annual Reports on Form 10-K for the period ended
December 31, 2013. Whiting and Kodiak assume no obligation, and disclaim any duty, to update the forward-looking statements in this communication.
Energy + Technology =             Growth
Growth

Transaction overview

Consideration
• Whiting Petroleum Corporation (“Whiting”) to acquire Kodiak Oil & Gas Corp.
(“Kodiak”) for 0.177x shares of Whiting per Kodiak share, implying $13.90 per
Kodiak share based on Whiting’s closing price as of July 11, 2014
Transaction value,
enterprise value
& key metrics
• Transaction equity value of $3.8bn, implying Equity Value / 2014E Cash Flow multiple of 4.8x
• Transaction enterprise value of $6.0bn, implying Enterprise Value / 2014E
EBITDAX multiple of 6.9x and Enterprise Value / 2014E Production multiple of
~$149,000 / Boepd
1
Pro forma ownership
& corporate
governance
• Whiting shareholders will own ~71% and Kodiak shareholders will own ~29% of the combined company
• Whiting will add 2 Kodiak directors to its Board
• Combined company will be led by current Whiting senior management team
Key conditions
& timing
• Whiting shareholder approval and Kodiak securityholder approval
• Customary regulatory approvals
• Closing expected in Q4 2014
1
Based on mid-point of Kodiak public guidance
Energy + Technology =             Growth
Growth

Strategic rationale

Creates leading Williston
Basin operator
•
Combined company will become the #1 Bakken/Three Forks producer: over 107,000 Boepd in Q1’14
•
Combined 855k net acres, inventory of ~3,460 net future drilling locations, and 370 Mmboe of proved reserves in the Williston Basin
Materially enhanced scale
to support growth
• Combined company expected to have an initial enterprise value of approximately
$17.8bn¹
and LQA
EBITDAX of $2.8bn
• Combined proved reserves of 606 Mmboe, 3P reserves of 1,220 Mmboe as of 12/31/13 and Q1’14 production of 134 Mboepd (80% in Bakken/Three Forks)
Stronger credit profile &
financial flexibility
• All-stock transaction structure is credit enhancing
• Strong balance sheet, with combined company at 1.6x debt / 2014E EBITDAX
• Combined company has a borrowing base of $4.5bn with $3.5bn of commitments
Significant financial
benefits to shareholders
• All-stock transaction structure allows both Whiting and Kodiak shareholders to participate in substantial combined company upside
• Transaction is expected to be accretive to Whiting discretionary cash flow per share, earnings per share and production per share
Opportunity for
meaningful production &
operational synergies
•
Complementary acreage positions allows for more efficient operations
•
Application of Whiting technological expertise to Kodiak asset base expected to enhance recoveries and reduce costs
Maintains leading oil-
weighted platform
•
Combined company will offer leading oil-driven growth profile (88% liquids/84% oil, 2014E production)
•
Continue to expect consistently strong EBITDAX margins from oil focus
1 Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014
Drives higher growth
•
Accelerated development of Kodiak resource base to drive production and cash flow growth
•
Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15
Energy + Technology =             Growth
Growth

Expected benefits to Whiting
•
Increases weighting of production from Bakken/TFS
– 80% of pro forma Q1 2014 production from Bakken/TFS
– 855,000 combined net acres, with an inventory of 3,460 net Williston Basin drilling locations
– Addition of complementary acreage position in area Whiting knows very well
•
Significantly enhanced growth potential from accelerated development of Kodiak resource base
– Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15
– Substantial present value benefit from acceleration
•
Materially increased scale enhances relative positioning of company vs. peers and strengthens
Whiting’s credit profile and financial flexibility
•
All-stock transaction structure is credit enhancing
•
Expected to be accretive in 2015 and increasingly accretive thereafter across all metrics
– Discretionary cash flow per share
– Earnings per share
– Production per share

Energy + Technology =             Growth
Growth

Expected benefits to Kodiak
•
Kodiak shareholders will retain upside to Bakken/TFS development through ~29%
ownership of the combined company
•
Kodiak shareholders will own shares in a significantly larger company with a more diverse set of reserves and production, with complementary assets
•
Exposure to leading positions in two of the fastest-growing oil-rich plays in the US:
the Bakken and the Niobrara
•
Significantly increases size and scale with greater access to capital for accelerated development
•
Kodiak shareholders will participate in the benefit of operational and cost improvements provided by the combined asset base and operations
•
Transaction expected to be tax-free to Kodiak’s US shareholders

Energy + Technology =             Growth
Growth

Leading Williston Basin operator

Source: Company presentations, filings and press releases
1 As of December 31, 2013
2 Rigs currently drilling on July 13, 2014 per NDIC
3 As of July 13, 2014, Whiting had two additional rigs moving and
Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin
Acreage Overview (855,000 net acres)
Rigs drilling in the Williston Basin
(as of 7/13/14)
2,3
Q1'14 Bakken / Three Forks Net Production
(Mboepd)
Energy + Technology =             Growth
Growth

Larger location inventory with significant opportunity
to accelerate Williston Basin drilling program

Pro Forma Williston Basin Drilling Locations (Net)
3,460
•
Potential Williston Basin
net drilling locations
increase by 158%
1,339
1
Includes 2,639 Whiting and Kodiak locations at 12/31/2013, plus an additional 821 combined Whiting and Kodiak identified locations as of 06/30/2014
Energy + Technology =             Growth
Growth

Continued production and reserve growth with oil-
driven focus and strong margins

Reserves (Mmboe) Production (Mboepd)
YE 2013
88% liquids / 80% oil
64
88
119
152
2014E
88% liquids / 84% oil
385
474
606
Energy + Technology =             Growth
Growth

Driving value from complementary acreage positions
Central and Eastern Williston Basin

•
Combined 855,000 net
acres in the core of
Williston Basin
•
Footprint in the sweet-spot
of the Central and Eastern
Williston Basin is
strategically positioned to
accelerate development of
the combined acreage
position
•
Ability to drive production,
reserve growth and
operational efficiency
across the position
Energy + Technology =             Growth
Growth

Value creation via application of Whiting expertise
and financial strength

•
Reduction in Kodiak’s completed well costs
–
~ $700,000 per well
•
Present value acceleration
–
Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15
–
By Q4’15, combined 26 operated rigs, largest fleet in the Basin
•
Completion efficiency
–
New technologies and improved techniques
•
Operational efficiency
–
Economies of scale to drive reduced LOE
–
Infrastructure
•
Marketing scale
–
Midstream expertise
Energy + Technology =             Growth
Growth

Accelerated development plan to drive net asset
value accretion

Kodiak Standalone Kodiak Pro Forma
Expect to increase Kodiak operated rig fleet from 7 to 12 rigs by Q4’15 driving substantial present value benefit
Energy + Technology =             Growth
Growth

Enhances size and scale relative to oil-weighted peers

Enterprise
Value
($bn)
LQA
EBITDAX
($bn)
Reserves
(Mmboe)
Source: Company filings, equity research, Bloomberg, FactSet as of July 11, 2014
¹ Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014
2
Please see appendix for reconciliation of non-GAAP financial measures
3
Based on mid-point of Whiting and Kodiak public guidance, and Bloomberg Consensus estimates for peers
2014E
Production
(Mboepd)
Energy + Technology =             Growth
Growth
% liquids
% liquids
3
2

Substantial production and reserves, with
increased Bakken/TFS weighting

Production (as of 3/31/14)
439 Mmboe
89% liquids
606 Mmboe
88% liquids
Whiting Pro forma
167 Mmboe
83% liquids
Kodiak
Proved Reserves (as of 12/31/13)
1 Northern Rockies production for Whiting includes 2.4 Mboepd of production outside of the Bakken/Three Forks
1
100 Mboepd
88% liquids
134 Mboepd
88% liquids
34 Mboepd
87% liquids
Energy + Technology =             Growth
Growth
Northern Rockies
Central Rockies
North Ward Estes
Permian
Mid-Con / Gulf Coast
Northern Rockies
Central Rockies
North Ward Estes
Permian
Mid-Con / Gulf Coast

Strong combined balance sheet

Pro Forma Capitalization at 3/31/14 ($mm)
1 Assumes cash on balance sheet as of 3/31/2014
2 Reflects $700mm of revolver drawings at Kodiak as of 3/31/2014 and $58mm of anticipated transaction expenses
3 As of 3/31/2014
4 As of 12/31/2013
5 Based on transaction value as of July 11,2014
6 Please see appendix for reconciliation of non-GAAP financial measures
7 2014E EBITDAX based on Wall Street consensus estimates
Energy + Technology =             Growth
Growth
Cash¹ $422
RC Borrowings² $758
Whiting notes
6.500% sr nts due 2018 350
5.000% sr nts due 2019 1,100
5.750% sr nts due 2021 1,200
Unamortized premium on Whiting's 2021 notes 4
Kodiak notes
8.125% sr nts due 2019 800
Unamortized premium on Kodiak's 2019 notes 5
5.500% sr nts due 2021 350
5.500% sr nts due 2022 400
Total debt $4,966
Market capitalization
5
$13,262
Total capitalization $18,228
Net capitalization (excludes cash) $17,806
Q1’14 annualized EBITDAX
3,6
$2,802
Proved reserves (Mmboe)
4
606
Proved developed reserves (Mmboe)
4
330
Debt / Q1’14 annualized EBITDAX
6
1.8x
Debt / 2014E EBITDAX
7
1.6x
Debt / Total capitalization 27%
Debt / Proved reserves (Mmboe)² $8.20
Debt / Proved developed reserves (Mmboe)² $15.07

Significant pro forma liquidity

Total Liquidity ($mm)
$3,164
$1,606
1 Reflects $3,500mm of commitments minus $700mm of revolver drawings at Kodiak as of 3/31/2014 and $58mm of anticipated transaction expenses + $422mm cash = $3,164mm
1
Energy + Technology =             Growth
Growth
$406
$422
$1,200
$2,742
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Whiting at 3/31/14 Pro forma
Revolver availability
Cash

Strategic rationale

Creates leading Williston
Basin operator
•
Combined company will become the #1 Bakken/Three Forks producer: over 107,000 Boepd in Q1’14
•
Combined 855k net acres, inventory of ~3,460 net future drilling locations, and 370 Mmboe of proved reserves in the Williston Basin
Materially enhanced scale
to support growth
• Combined company expected to have an initial enterprise value of approximately $17.8bn
1
and LQA
EBITDAX of $2.8bn
• Combined proved reserves of 606 Mmboe, 3P reserves of 1,220 Mmboe as of 12/31/13 and Q1’14 production of 134 Mboepd (80% in Bakken/Three Forks)
Stronger credit profile &
financial flexibility
• All-stock transaction structure is credit enhancing
• Strong balance sheet, with combined company at 1.6x debt / 2014E EBITDAX
• Combined company has a borrowing base of $4.5bn with $3.5bn of commitments
Significant financial
benefits to shareholders
• All-stock transaction structure allows both Whiting and Kodiak shareholders to participate in substantial combined company upside
• Transaction is expected to be accretive to Whiting discretionary cash flow per share, earnings per share and production per share
Opportunity for
meaningful production &
operational synergies
•
Complementary acreage positions allows for more efficient operations
•
Application of Whiting technological expertise to Kodiak asset base expected to enhance recoveries and reduce costs
Maintains leading oil-
weighted platform
•
Combined company will offer leading oil-driven growth profile (88% liquids/84% oil, 2014E production)
•
Continue to expect consistently strong EBITDAX margins from oil focus
1 Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014
Drives higher growth
•
Accelerated development of Kodiak resource base to drive production and cash flow growth
•
Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15
Energy + Technology =             Growth
Growth

Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares will be exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section
3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction,  Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT
MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT Whiting, Kodiak AND THE PROPOSED
TRANSACTION.
The joint proxy statement and circular and certain other
relevant materials (when they become available) and other documents filed by  Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700
Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or  by written request to Kodiak Investor
Relations, 1625 Broadway, Suite 250, Denver, CO 80202-2300 or calling (303) 592-8030.
Participants in the Solicitation
Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whitings’s 2014 Annual Meeting of Stockholders which was filed with the SEC on
March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.
Energy + Technology =             Growth
Growth

Reconciliation of Net Income to EBITDAX
EBITDAX
($ in Thousands)
19
EBITDAX Reconciliation:
2011 2012 2013 Q1 2014
Net Income (Loss)…………………………………………. $     491,628 $     414,099 $     366,003 $     109,051
Amortization of Deferred  Gain.……………………. (13,937) (29,458) (31,737) (7,744)
Gain on Sale of Properties......………………………. (16,313) (3,423) (128,648) (10,559)
Interest Income…………………………………………….. (208) (283) (1,134) (302)
Depreciation, Depletion & Amortization………. 468,203 684,724 891,516 235,265
Exploration……………………………………………………. 45,861 59,117 94,755 24,122
Impairment…………………………………………………... 38,783 107,855 358,455 17,985
Stock Compensation……………………………………… 13,509 18,190 22,436 6,732
Interest Expense............................................... 62,516 75,210 112,936 42,144
Change in LT PPP.............................................. (865) 13,824 (6,980) 3,636
Noncash (Gain) Loss on MTM Derivatives........ (63,093) (115,733) (20,830) 23,793
Income Taxes (Benefit)..................................... 288,691 247,912 205,868 76,361
EBITDAX Total.................................... $  1,314,775 $  1,472,034 $  1,862,640 $  520,484
Year Ended December 31,
Energy + Technology =             Growth
Growth